UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2019

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd.

Melbourne, FL 32901

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07      Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 23, 2019, The Goldfield Corporation (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected six directors nominated by the Company’s Board of Directors and ratified or approved the following proposals described in the Company’s Proxy Statement dated April 18, 2019 and previously filed with the Securities and Exchange Commission.

I.	Election of Six Directors

The stockholders of the Company elected the following six directors nominated by the Company’s Board of Directors. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
Stephen L. Appel	13,156,596	1,173,020	8,099,580
David P. Bicks	13,090,741	1,238,875	8,099,580
Harvey C. Eads, Jr.	12,953,213	1,376,403	8,099,580
John P. Fazzini	12,946,703	1,382,913	8,099,580
Danforth E. Leitner	12,793,609	1,536,007	8,099,580
John H. Sottile	13,136,678	1,192,938	8,099,580

II.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2019

The stockholders of the Company ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
21,702,837	656,210	70,149	—

III.	To Approve, On A Non-Binding Advisory Basis, the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,008,129	3,206,373	115,114	8,099,580
IV.	To Approve, on a Non-Binding Advisory Basis, a Frequency for the Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders of the Company approved, on a non-binding advisory basis, every one year as the frequency for holding the advisory votes to approve the compensation of the Company’s named executive officers. The voting results are set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
6,904,902	1,562,623	5,395,273	466,818	8,099,580

These items were the only matters voted upon at the Annual Meeting.

Item 7.01      Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 are the comments presented at the Annual Meeting, which was held at the Hilton Melbourne Rialto Place, 200 Rialto Place, Melbourne, Florida 32901 on Thursday, May 23, 2019 at 9:00 a.m. local time.

The information in this Item 7.01, and in Exhibit 99.1 attached to this form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1

Press release, dated May 23, 2019, providing the comments presented at The Goldfield Corporation’s 2019 annual meeting of stockholders, by Mr. John H. Sottile, the Company’s President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2019

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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